SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

check the appropriate box:

        [  ]   Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
        [X] Definitive Proxy Statement
        [ ] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
            240.14a-12

--------------------------------------------------------------------------------

                      Great-West Variable Annuity Account A
                      -------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check appropriate box):

        [X] No fee required
        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
            and 0-11.
            (1) Title of Each class of securities to which transaction applies:
               ----------------------------------------------------------
            (2) Aggregate number of securities to which transaction applies:
               ----------------------------------------------------------
            (3) Per  unit  price or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               ----------------------------------------------------------
            (4) Proposed maximum aggregate value of transaction:
               ----------------------------------------------------------
            (5) Total fee paid:
               ----------------------------------------------------------
        [ ] Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid:
               ----------------------------------------------------------
            (2) Form, Schedule or Registration No.:
               ----------------------------------------------------------
            (3) Filing Party:
               ----------------------------------------------------------
            (4) Date Filed:
               ----------------------------------------------------------

                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A

             8515 E. Orchard Road, Greenwood Village, Colorado 80111


                    NOTICE OF ANNUAL MEETING - April 7, 2003

To The Participants of Great-West Variable Annuity Account A:

You are hereby notified that, pursuant to the Rules and Regulations of Great-West Variable Annuity Account A, the Annual Meeting of its Participants will be held at 8525 E. Orchard Road, Greenwood Village, Colorado 80111 on Monday, April 7, 2003 at 2:00 p.m. for the following purposes:

        (1) To elect members of the Variable Annuity Account Committee to serve until their successors are elected and qualified;

        (2) To ratify or reject the selection of Deloitte & Touche, LLP as independent auditors for Account A for the fiscal year ending December 31, 2003; and

        (3) To transact any other business which may properly come before the meeting or any adjournment or adjournments thereof.

Each Person who was a Participant on February 28, 2003 has the right to vote at this meeting.

The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice.

It is important that as many Participants as practicable be represented at the meeting. Whether or not you expect to attend the meeting, you are requested to complete the enclosed Proxy and return it promptly in the enclosed postage prepaid envelope to Great-West Life & Annuity Insurance Company, 8515 E. Orchard Road, Attention: Financial Control, 1T2, Greenwood Village, Colorado 80111. You may revoke or revise the Proxy at any time before the authority granted therein is exercised. Please be sure to sign and date your Proxy.

                                                   /s/ Beverly A. Byrne

                                                   Beverly A. Byrne, Secretary
                                                   to the Variable Annuity
                                                   Account A Committee

March 7, 2003

                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A

                         Annual Meeting - April 7, 2003

                                 PROXY STATEMENT

The accompanying Proxy is solicited by Great-West Life & Annuity Insurance Company ("GWL&A") on behalf of the Variable Annuity Account A Committee (the "Committee") of Great-West Variable Annuity Account A ("Account A"), to be voted at the Annual Meeting of Participants to be held April 7, 2003. Each Proxy may be revoked at any time before its exercise by writing to the Secretary of the Committee of Account A at the address shown below and indicating a desire to revoke the Proxy. As well, a Participant attending the Annual Meeting may revoke his/her Proxy and vote in-person. This solicitation is being made by use of the mails, but also may be made by telephone, telegraph, or personal interview, and the cost will be borne by GWL&A, 8515 E. Orchard Road, Greenwood Village, Colorado 80111. This Proxy Statement and the accompanying form of Proxy is being sent on or about the 11th day of March, 2003 to all Participants of record on February 28, 2003 (the "record date") of Account A. Such Proxy Statement and the accompanying form of Proxy is mailed directly to each Participant's most recent address recorded by GWL&A.

        There are in total, 439,556 votes eligible to be cast by Participants at the Annual Meeting. Each Participant who had accumulation units credited to his/her account under a variable annuity contract on the record date may cast the number of votes equal to the number of accumulation units then credited to his/her account. There were 429,065 votes attributable to accumulation units credited to the accounts of Participants on the record date. Each Participant receiving annuity payments under a variable annuity contract on the record date also may cast the number of votes equal to (i) the dollar amount of assets maintained in Account A on the record date to meet the annuity obligations relating to such Participant, divided by (ii) the value of an accumulation unit on the record date. There were 10,491 votes attributable to Participants receiving annuity payments on the record date. The following Participants on the record date had interests in Account A entitling them to as much as 5% of the total votes eligible to be cast by all Participants:

        Participant Name                                       Percent of Votes
        ----------------                                       ----------------
        Sally Callahan                                            7.0%
        Helen Hoagland                                            5.0%
        Esrom Kleven                                             13.0%
        Margaret Schultz                                          8.0%
        Romeo Vidone, M.D.                                        6.0%
        James S. Armstrong                                        5.0%





ELECTION OF MEMBERS OF THE VARIABLE ANNUITY ACCOUNT COMMITTEE

        The operation of Account A is subject to the direction and approval of the Committee in accordance with the Rules and Regulations of Account A. The Committee performs the functions of the Board of Directors of an incorporated investment company. The Rules and Regulations of Account A provide for a Committee of not less than five nor more than fifteen members to be elected by Participants at annual meetings. The term of office for each Committee member is one year. At each Annual Meeting, successors to the Committee members will be elected by Participants.

        At the forthcoming Annual Meeting there are five Committee members to be elected. All nominees have agreed to serve if elected.

        The following information is furnished with respect to the nominees.

   Name,      Position(s)    Term of           Principal           Number of           Other
address and    Held with     Office      Occupation(s) during    Portfolios in     Directorships
    age         Account    (Length of        Past 5 Years        Fund Complex+   Held by Committee
                              Time                                Overseen by          Member
                             Served)                                Director
------------- ------------ ------------ ------------------------ --------------- -------------------
---------------------------------------------------------------- --------------- -------------------
INDEPENDENT* COMMITTEE MEMBERS
---------------------------------------------------------------- --------------- -------------------
------------- ------------ ------------ ------------------------ --------------- -------------------
Rex            Committee    March 22,   President Emeritus,            42        Trustee, Orchard
Jennings        Member       1988 to    Denver Metro Chamber                     Series Fund;
(77)                         present    of Commerce                              Director, Maxim
                                                                                 Series Fund, Inc.
------------- ------------ ------------ ------------------------ --------------- -------------------
------------- ------------ ------------ ------------------------ --------------- -------------------
Richard P.     Committee    April 30,   Retired Educator               42        Trustee, Orchard
Koeppe (70)     Member       1987 to                                             Series Fund;
                             present                                             Director, Maxim
                                                                                 Series Fund, Inc.
------------- ------------ ------------ ------------------------ --------------- -------------------
------------- ------------ ------------ ------------------------ --------------- -------------------
Sanford        Committee    March 19,   Attorney, Firm of              42        Trustee, Orchard
Zisman (62)     Member       1982 to    Zisman, Ingraham and                     Series Fund;
                             present    Daniel, P.C.                             Director, Maxim
                                                                                 Series Fund;
                                                                                 Director, Jones
                                                                                 Intercable, Inc.
------------- ------------ ------------ ------------------------ --------------- -------------------
----------------------------------------------------------------------------------------------------
INTERESTED* COMMITTEE MEMBERS AND OFFICERS
----------------------------------------------------------------------------------------------------
William T.     Committee     June 1,    President and Chief            42        Trustee, Orchard
McCallum      Member and     2000 to    Executive Officer of                     Series Fund;
(60)           President     present    Great-West Life &                        Director, Maxim
                                        Annuity Insurance                        Series Fund,
                                        Company; President and                   Inc.; Director,
                                        Chief Executive                          Great-West Lifeco
                                        Officer, United States                   Inc.
                                        Operations, The
                                        Great-West Life
                                        Assurance Company
                                        (1990 to present);
                                        Co-President and Chief
                                        Executive Officer of
                                        Great-West Lifeco,
                                        Inc.; President and
                                        Chief Executive
                                        Officer of GWL&A
                                        Financial Inc.;
                                        President and Chief
                                        Executive Officer of
                                        First Great-West Life
                                        & Annuity Insurance
                                        Company
------------- ------------ ------------ ------------------------ --------------- -------------------
------------- ------------ ------------ ------------------------ --------------- -------------------
Mitchell       Committee     June 1,    Executive Vice                 42        Trustee, Orchard
T.G. Graye      Member       2000 to    President and Chief                      Series Fund;
(47)                         present    Financial Officer,                       Director, Maxim
                                        Great-West Life &                        Series Fund, Inc.
                                        Annuity Insurance
                                        Company; Executive
                                        Vice President and
                                        Chief Financial
                                        Officer, United States
                                        Operations, The
                                        Great-West Life
                                        Assurance Company;
                                        Executive Vice
                                        President and Chief
                                        Operating Officer, One
                                        Benefits, Inc.;
                                        Executive Vice
                                        President and Chief
                                        Financial Officer,
                                        GWL&A Financial Inc.,;
                                        Manager, GW Capital
                                        Management, LLC;
                                        Director and Executive
                                        Vice President,
                                        Orchard Trust Company;
                                        Manager, Orchard
                                        Capital Management,
                                        LLC.
------------- ------------ ------------ ------------------------ --------------- -------------------
------------- ------------ ------------ ------------------------ --------------- -------------------
Graham R.      Treasurer    November    Vice President,                42               None
McDonald                    29, 2001    Corporate Finance and
(56)                       to present   Investment Operations,
                                        Great-West Life &
                                        Annuity Insurance
                                        Company; Treasurer, GW
                                        Capital Management,
                                        LLC, Orchard Capital
                                        Management, LLC,
                                        Orchard Series Fund
                                        and Great-West
                                        Variable Annuity
                                        Account A; Director
                                        and President,
                                        Greenwood Investments,
                                        LLC.
------------- ------------ ------------ ------------------------ --------------- -------------------
------------- ------------ ------------ ------------------------ --------------- -------------------
Beverly A.     Secretary    April 10,   Vice President and             42               None
Byrne (47)                   1997 to    Counsel, U.S.
                             present    Operations, The
                                        Great-West Life
                                        Assurance Company and
                                        Orchard Trust Company;
                                        Vice President,
                                        Counsel and Associate
                                        Secretary, Great-West
                                        Life & Annuity
                                        Insurance Company,
                                        GWL&A Financial Inc.,
                                        First Great-West Life
                                        & Annuity Insurance
                                        Company; Vice
                                        President, Counsel and
                                        Secretary, Financial
                                        Administrative
                                        Services Corporation;
                                        Secretary, GW Capital
                                        Management, LLC, One
                                        Orchard Equities,
                                        Inc., Orchard Capital
                                        Management, LLC,
                                        Greenwood Investments,
                                        LLC, BenefitsCorp
                                        Equities, Inc.,
                                        BenefitsCorp, Inc.,
                                        Advised Assets Group,
                                        LLC, Great-West
                                        Variable Annuity
                                        Account A, and Orchard
                                        Series Fund; Vice
                                        President, Orchard
                                        Trust Company.
------------- ------------ ------------ ------------------------ --------------- -------------------

+ The Fund Complex includes Account A, Maxim Series Fund, Inc. and Orchard Series Fund.

* A Committee Member who is not an "interested person" of Account A
(as defined in the 1940 Act) is referred to as an "Independent Committee Member." An "Interested Committee Member" refers to a Committee Member or officer who is an "interested person" of Account A by virtue of their affiliation with either Account A or GW Capital Management, LLC.

        There are no arrangements or understanding between any committee member, nominee for election as a committee member or officer and any other person(s) pursuant to which s/he was elected as director or officer.

Independent Committee Members and their Immediate Family Members

        As of December 31, 2002, other than as described above under "Ownership," no Independent Committee Member and no immediate family member of an Independent Committee Member beneficially or of record owned any equity securities of an investment adviser or the principal underwriter of Account A, or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A.

        As of December 31, 2002, no Independent Committee Member and no immediate family member of an Independent Committee Member has, during the two most recently completed calendar years, held a position, including as an officer, employee, director or general partner, with any of the following:

o       Account A;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as Account A or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of Account A;
o an investment adviser, the principal underwriter or affiliated person of Account A; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A.

        As of December 31, 2002, no Independent Committee Member and no immediate family member of an Independent Committee Member has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $60,000, in any of the following:

o       an investment adviser or the principal underwriter of Account A; or
o any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A.

        As of December 31, 2002, no Independent Committee Member and no immediate family member of an Independent Committee Member has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $60,000 and to which any of the following persons was a party:

o       Account A, or officer thereof;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as Account A or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of Account A, or officer thereof;
o an investment adviser or the principal underwriter of Account A, or officer thereof; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A, or officer thereof.

        As of December 31, 2002, no Independent Committee Member and no immediate family member of an Independent Committee Member has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $60,000, with any of the following persons:

o       Account A, or officer thereof;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as Account A or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of Account A, or officer thereof;
o an investment adviser or the principal underwriter of Account A, or officer thereof; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A, or officer thereof.

        As of December 31, 2002, no officer of an investment adviser or the principal underwriter of Account A or an officer of any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A, during the two most recently completed calendar years, has served on the board of directors of a company where an Independent Committee Member of Account A or an immediate family member of an Independent Committee Member has also served as an officer of such company during the two most recently completed calendar years.

Ownership

        As of December 31, 2002, the following members of the Committee had beneficial ownership in Account A and/or any other investment companies overseen by the Committee Member:

------------------ ----------------------------------- ------------------- ----------------------
                                                                             Aggregate Dollar
                                                                              Range of Equity
Committee Member               Portfolio                Dollar Range of      Securities in all
                                                       Equity Securities        Registered
                                                          in the Fund      Investment Companies
                                                                           Overseen by Director
                                                                               in Family of
                                                                           Investment Companies
------------------ ----------------------------------- ------------------- ----------------------
-------------------------------------------------------------------------------------------------
                             INDEPENDENT DIRECTORS*
-------------------------------------------------------------------------------------------------
------------------ ----------------------------------- ------------------- ----------------------
R.P. Koeppe*       Maxim T. Rowe Price MidCap Growth   $1 - 10,000         $10,001 - 50,000
------------------ ----------------------------------- ------------------- ----------------------
------------------ ----------------------------------- ------------------- ----------------------
R.P. Koeppe*       Maxim Money Market                  $1 - 10,000         $10,001 - 50,000
------------------ ----------------------------------- ------------------- ----------------------
------------------ ----------------------------------- ------------------- ----------------------
R.P. Koeppe*       Maxim INVESCO Balanced              $10,001 - 50,000    $10,001 - 50,000
------------------ ----------------------------------- ------------------- ----------------------

*Committee Member is not an "interested person" of Account A (as defined in the 1940 Act), also referred to as an "Independent Committee Member."

        Unless the enclosed Proxy is marked otherwise, the persons named on the Proxy will cast the votes represented by a duly executed Proxy for the nominees named above. The nominees are presently available if elected. Should the nominees become unavailable, the Proxyholders will vote for the nominees designated by the present Committee.

COMMITTEE MEETINGS AND OTHER COMMITTEES

        During 2002, the total number of meetings held by the Committee was four. No Committee member attended less than 75% of the total number of meetings held by the Committee in 2002.

        Account A has two standing committees: an Executive Committee and an Audit Committee

        The Executive Committee may exercise all the powers and authority of the Account A Committee with respect to all matters other than: (1) the submission to participants of any action requiring authorization of participants pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Committee; (3) the fixing of compensation of the committee members for serving on the Committee or on any committee of the Committee, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Committee by the 1940 Act; (5) the amendment or repeal of the Rules and Regulations of Account A or the adoption of new Rules and Regulations; (6) the amendment or repeal of any resolution of the Committee that by its terms may be amended or repealed only by the Committee; and (6) the declaration of dividends and the issuance of capital stock of Account A. Messrs. McCallum and Graye are the members of the Executive Committee. No meetings of the Executive Committee were held in 2002.

        As set out in Account A's Audit Committee Charter (a copy of which is attached as Exhibit A), the basic purpose of the Audit Committee is to enhance the quality of Account A's financial accountability and financial reporting by providing a means for Account A's disinterested Committee Members to be directly informed as to, and participate in the review of, Account A's audit functions. Another objective is to ensure the independence and accountability of Account A's outside auditors and provide an added level of independent evaluation of Account A's internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Messrs. Jennings, Koeppe and Zisman are the members of the Audit Committee. Two meetings of the Audit Committee were held in 2002.

COMPENSATION

        Account A pays no salaries or compensation to any of its officers or committee members affiliated with the Account A or the investment adviser. The chart below sets forth the annual compensation paid to the Independent Committee Members and certain other information.

------------------- ----------------- ----------------- ---------------- -----------------
     Name of           Aggregate         Pension or        Estimated          Total
   Independent        Compensation       Retirement         Annual         Compensation
     Director         from Account        Benefits       Benefits Upon    from Fund and
                     and from Fund    Accrued as Part     Retirement       Fund Complex
                        Complex       of Fund Expenses                       Paid to
                                                                            Directors
------------------- ----------------- ----------------- ---------------- -----------------
------------------- ----------------- ----------------- ---------------- -----------------
R. Jennings             $22,500             -0-               -0-            $22,500
------------------- ----------------- ----------------- ---------------- -----------------
------------------- ----------------- ----------------- ---------------- -----------------
R.P. Koeppe             $22,500             -0-               -0-            $22,500
------------------- ----------------- ----------------- ---------------- -----------------
------------------- ----------------- ----------------- ---------------- -----------------
S. Zisman               $22,500             -0-               -0-            $22,500
------------------- ----------------- ----------------- ---------------- -----------------

* As of December 31, 2002, there were 43 funds for which the Committee Members serve as Committee Members, Directors or Trustees, 1 one of which is Account A. The total compensation paid is comprised of the amount paid during the most recently completed fiscal year by Account A and/or its affiliated investment companies.

..
RATIFICATION OR REJECTION OR SELECTION OF INDEPENDENT AUDITORS

        Deloitte & Touche LLP was selected as the independent auditor for Account A for the current year at a meeting of the Committee held on February 13, 2003. Such selection was made by the vote cast in person of a majority of the Committee who are not interested persons of Account A and is subject to ratification by Participants at the Annual Meeting. Deloitte & Touche LLP is the independent auditor for GWL&A and GW Capital and has no direct or material indirect financial interest in Account A, GWL&A or GW Capital. Deloitte & Touche LLP was the independent auditor for Account A for the immediately preceding year. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting.

        During 2002 all of the services provided by Deloitte & Touche LLP to Account A were audit services. These audit services included the examination and audit of the annual financial statements for Account A and the review of Account A financial documentation utilized in filings with the Securities and Exchange Commission. There were no non-audit services provided by Deloitte & Touche LLP during 2002.

INVESTMENT ADVISER

          GW Capital provides investment advisory services to Account A. Its headquarters are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

PRINCIPAL UNDERWRITER

        The Great-West Life Assurance Company ("Great-West") served as principal underwriter for the contracts issued under Account A. Great-West has been succeeded by BenefitsCorp Equities, Inc. with respect to any additional broker-dealer functions that are required.

OTHER BUSINESS

        As of this date, the Committee does not know of any other business to come before the meeting. However, if any matters other than those referred to above come before the meeting, the persons named in the Proxies will act on behalf of the Participants they represent according to their best judgment.

PARTICIPANTS' PROPOSALS

        A Participant that is a record or beneficial owner of an accumulation or annuity unit entitled to be voted at the 2004 Annual Meeting and that continues to own such unit through the date on which the 2004 Annual Meeting is held shall be entitled to submit for presentation a proposal for action at the 2004 Annual Meeting.

        The Participant's proposal shall be included in the Account A Proxy Statement and Form of Proxy for the 2004 Annual Meeting. The Participant shall notify Account A in writing at its principal executive office (8515 E. Orchard Road, Greenwood Village, Colorado 80111) of his/her intention to appear personally at the 2004 Annual Meeting to present his/her proposal for action. The Participant may arrange to have another accumulation or annuity unit holder of Account A present his/her proposal on his/her behalf at the 2004 Annual Meeting.

        A proposal to be presented at the 2004 Annual Meeting shall be received at Account A's principal executive offices not less than 90 days in advance of March 1, 2004. It is suggested that Participants submit their proposals by Certified Mail - Return Receipt Requested, in order to avoid any controversy as to the date on which a proposal was received by Account A. The Participant may submit a maximum of two proposals of not more than 300 words for each inclusion in Account A's proxy materials for the 2004 Annual Meeting.

        If Account A opposes any proposal received from a Participant, it shall, at the request of the Participant, include in its Proxy Statement, a statement of the Participant of not more than 200 words in support of the proposal, which statement shall not include the name and address of the Participant. The statement and request of the Participant shall be furnished to Account A at the time the proposal is furnished, and Account A shall not be responsible for such statement.

        Account A may omit a proposal and any statement in support thereof from its Proxy Statement and Form of Proxy under any of the following circumstances:

        (1) If the proposal is, under the laws of the United States, not a proper subject for action by Participants. (A proposal that may be improper when framed as a mandate or directive may be proper when framed as a recommendation or request);

        (2) If the proposal would, if implemented, require Account A to violate any state law or federal law of the United States to which Account A is subject;

        (3) If the proposal or the support statement is contrary to any of the Securities and Exchange Commission's proxy rules and regulations, including Rule 14a-9 which prohibits false or misleading statements in proxy soliciting materials;

        (4) If the proposal relates to the enforcement of a personal claim or the redress of a personal grievance against Account A or any person;

        (5) If the proposal deals with a matter that is not significantly related to Account A's business;

        (6) If the proposal deals with a matter that is beyond Account A's power to effectuate;

        (7) If the proposal deals with a matter relating to the conduct of the ordinary business operations of Account A;

        (8)    If the proposal relates to an election to office;

        (9) If the proposal is counter to a proposal to be submitted by Account A at the meeting;

        (10)   If the proposal has been rendered moot;

        (11) If the proposal is substantially duplicative of a proposal previously submitted to Account A by another Participant, which proposal will be included in the Board of Director's proxy material for the meeting;

        (12) If substantially the same proposal has previously been submitted to Participants in Account A's Proxy Statement and Form of Proxy relating to any Annual or Special Meeting of Participants held within the preceding five calendar years, it may be omitted from Account A's proxy materials relating to any meeting of Participants held within three calendar years after the latest such previous submission: Provided, that

                           (i) If the proposal was submitted at only one meeting
                             during such preceding period, it received less than three percent of the total number of votes cast in regard thereto; or

                          (ii) If the proposal was submitted at only two
                             meetings during such preceding period, it received at the time of its second submission less than six percent of the total number of votes cast in regard thereto; or

                         (iii) If the prior proposal was submitted at three or
                             more meetings during such preceding period, it received at the time of its latest submission less than ten percent of the total number of votes cast in regard thereto; or

        (13) If the proposal relates to specific amount of cash or stock dividends.

SOLICITATION STATEMENT

        The cost of this solicitation of Proxies shall be borne by GWL&A pursuant to its Sales Services Agreement with Account A.

ANNUAL REPORT

        The Annual Report of Account A has been mailed to all Participants entitled to vote at the Annual Meeting. Account A will furnish, without charge, a copy of the 2002 Annual Report and/or the June 30, 2002 Semi-Annual Report upon request to: Mr. Aaron Knode, 8515 E. Orchard Road, Greenwood Village, CO 80111; (800) 537-2033, ext. 75332.

                                                   By Order of the Committee

                                                   /s/ Beverly A. Byrne

                                                   Beverly A. Byrne
                                                   Secretary to the Committee

March 7, 2003

Exhibit A

                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A
                             AUDIT COMMITTEE CHARTER

Organization

        There shall be a committee of the Variable Annuity Account Committee (the "Committee") for Great-West Variable Annuity Account A (the "Account"), to be known as the Audit Committee. The members shall consist of three of the disinterested Committee members, who are elected by a majority of the Committee.

Statement of Purpose

        The basic purpose of the Audit Committee is to enhance the quality of the Account's financial accountability and financial reporting by providing a means for the Account's disinterested Committee members to be directly informed as to, and participate in the review of, the Account's audit functions. Another objective is to ensure the independence and accountability of the Account's outside auditors and provide an added level of independent evaluation of the Account's internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts.

        The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

Responsibilities of the Audit Committee

        The following listed committee responsibilities describe general areas of attention. It is not intended to limit the authority of the Audit Committee in achieving its purposes, or to suggest that each listed responsibility must be continuously monitored:

          o Audit Committee members should generally understand the Account's internal accounting controls. Members may request that the adviser and the independent auditors make presentations as necessary concerning the Account's accounting systems and internal accounting controls.

          o The Audit Committee evaluates the independent auditor's independence, performance, costs and financial stability. The Audit Committee will make recommendations to the full Committee as to the selection, retention or termination of independent auditors. In connection therewith, the Audit Committee may evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager.

          o The Audit Committee shall review the arrangements for and scope of the annual audit and any special audits;

          o The Audit Committee shall conduct a post-audit review of the financial statements and audit findings. The Audit Committee shall review the Account's financial statements and the audit findings with the independent auditors, including any adjustments to such statements recommended by the auditors or other results of said audits. The Audit Committee also shall consider the auditors' comments with respect to the Account's financial policies, procedures and internal accounting controls and management's responses thereto.

          o The Audit Committee shall review the fees charged by the auditors for audit and non-audit services;

          o The Audit Committee shall have the authority to investigated improprieties or suspected improprieties in Fund operations;

          o The Audit Committee may receive reports from the independent auditor and legal counsel concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Account's assets and its financial reporting.

          o The  Audit  Committee  shall  report  its  activities  to  the  full
     Committee,   such  reports  to  be  memorialized  in  the  minutes  of  the
     Committee's meetings.

          o The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Account.

Meetings

        The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

        Open communication with the officers of the Account and the manager and the Account's independent auditors is essential. The Audit Committee shall meet with the Account's Treasurer and/or independent auditors as the Audit Committee deems appropriate. The Audit Committee may meet privately with the Account's independent auditors as the Audit Committee deems appropriate.

Amendments

        The Committee shall review this Charter at least annually and recommend any change to the full Committee. The Charter may be amended by a vote of a majority of the Committee, including a majority of the disinterested Committee members.
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                                      PROXY
                                       FOR
                      THE ANNUAL MEETING OF PARTICIPANTS OF
                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A

The undersigned hereby appoints Graham R. McDonald, Beverly A. Byrne and Ryan L. Logsdon, or any of them, to be the attorneys and proxies of the undersigned at the Annual Meeting of Participants of Great-West Variable Annuity Account A to be held at 8525 E. Orchard Road., Greenwood Village, Colorado, at 2:00 p.m. on April 7, 2003 and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on February 28, 2003, upon the proposals below and as set forth in the Notice of Annual Meeting and Proxy Statement for such meeting.

  1) FOR ELECTION OF MEMBERS OF THE COMMITTEE FOR VARIABLE ANNUITY ACCOUNT A to serve until their successors are elected and qualified.

         [  ]  FOR all nominees listed       [  ]  WITHHOLD AUTHORITY to vote
                below (except as marked            for all nominees listed below
                to the contrary below)

               (The Members of the Committee recommend a vote FOR)

(INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below)

                [ ] R.P. Koeppe [ ] R. Jennings [ ] M.T.G. Graye
                         [ ] W.T.McCallum [ ] S. Zisman


        2) PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE, LLP as the independent auditors for Variable Annuity Account A for the fiscal year ending December 31, 2003.

               [  ] FOR                 [  ] AGAINST                [  ] ABSTAIN

               (The Members of the Committee recommend a vote FOR)


        3) In the discretion of the Members of the Committee, on such other business which may properly come before the meeting or any adjournment thereof.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE COMMITTEE'S RECOMMENDATIONS.

               THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE.

        Name of Participant:

        Group Policy No.:                          Certificate No.:

        Participant Number of Votes:

Dated:                          , 2003
      --------------------------

                                            (Signature of Participant)

              Please sign and date your Proxy and return promptly in the accompanying envelope.